Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Leslie Abi-Karam

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of April, 2011.

/s/Leslie Abi-Karam
Leslie Abi-Karam

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Glynis A. Bryan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of March, 2011.

/s/Glynis A. Bryan
Glynis A. Bryan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jerry W. Burris

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 1st day of April, 2011.

/s/Jerry W. Burris
Jerry W. Burris

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

T. Michael Glenn

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of March, 2011.

/s/T. Michael Glenn
T. Michael Glenn

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Charles A. Haggerty

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of March, 2011.

/s/Charles A. Haggerty
Charles A. Haggerty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David H. Y. Ho

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of March, 2011.

/s/David H. Y. Yo
David H. Y. Ho

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Jones

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of March, 2011.

/s/David A Jones
David A. Jones

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ronald L. Merriman

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of March, 2011.

/s/Ronald L. Merriman
Ronald L. Merriman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William T. Monahan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by the Company of common stock, preferred stock, depositary shares, debt securities, guarantees of the debt securities by certain subsidiaries of the Company, warrants, stock purchase contracts and stock purchase units (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of March, 2011.

/s/William T. Monahan
William T. Monahan